Fund Facts

Did you know?

Transfers are always at NAV, meaning you never pay a sales charge for a transfer from another mutual fund.

The largest shareholder of the Value & Growth
Portfolio is its manager.

Every year the Advisor to the Fund donates up to 10% of the management fee profits to various charities. If you have more than $15,000 in the Fund, we would like to know what charity is important to you. For 1996, shareholders designated the following charities

For the Love of Christi
Boy Scouts of America
Alzheimer's Association of Austin
Texas Baptist Children's Home
Children's Hospital of Austin
   at Brackenridge


St. Vincent De Paul Society
Christian Center - A.G.
Austin Community Foundation
Westbank Library
Valley View Elementary
Austin Smiles


  Morningstar reports that "there's a powerful connection between a portfolio's aggregate P/E (price-to-earnings) and its overall risk."
According to Morningstar: High P/E portfolios tend to correlate with higher risk, while lower P/E portfolios tend to have lower risk-i.e. a lower
P/E portfolio should go down less in a bad market.
Take a look at your
own Fund and the statistics we provide each quarter. We doubt there are many funds with a lower aggregate P/E. Will we go down less in the next bad market? We hope so, but, as in any investment, there are no guarantees.

  What's the best way to plan for college expenses?
Check out our
LIFEQUESTTM College Planner. We make it simple.

  Need a prospectus and other information for a friend?
     Call 1-888-839-7424.

  Have questions about your account?
     Call the Transfer Agent at 1-800-628-4077.

  Have question for your portfolio manager?
     Call (512) 458-8165, or (800) 880-0324.

Fellow Shareholders,
T
he Net Asset Value of the Value & Growth Portfolio for the period ending
September 30th , 1996 was $11.13. For the quarter, your fund was up 5.8% compared to 3.1% for the S&P 500 Index and a slight loss for the Russell 2000
Index of small companies. For the nine months of 1996, your fund was up
12.1% compared with the S&P 500 Index which was up 13.5% and the Russell
2000 which was up 9.6%. Between September 30th and today (November 20th), we've "caught some wind" and your fund is up
24.0% year to date.  After a
slow start, we expect to finish 1996 with outstanding returns.

QUARTERLY RETURN COMPARISONS
11/06/95         Dec-95      Mar-96      Jun-96      Sep-96       Nov 20-96
V&G Port.     (.7%)         (1.6%)        7.7%        5.8%       10.6%
Russell 2000  4.3%          4.7%         4.8%       (0.1%)        1.0%
S&P 500        5.0%          5.4%         4.4%        3.1%          8.6%


Please keep in mind that the performance comparisons are hardly relevant, as the time period of comparison is far too short to be meaningful. In the investment business, we are now about five miles into a twenty-six mile marathon.

Commentary
A
 perceptive client recently called with a simple question: "You look and talk like value managers, but all the quarterly reports I get show the companies vigorously growing--Are you a value manager or a growth manager?" A good question. And not an easy one to answer.
     Value or growth? We're a little of both with a bias to value. A better definition of the way we invest would be "margin-of-safety" investors. By that

		2


we mean we spend our time trying to exploit the
differences between the real or
intrinsic value of a company and the way it's priced
in the market.
     Everyday, stocks are priced on the stock
exchanges.  Sometimes prices are
appropriate, other times they're not.  The essence of
a "margin-of-safety"
investor is to look for those few instances when the
price of a stock is
substantially less than its intrinsic value.  Our
success and the growth of your
portfolio is directly attributable to how well we
identify and arbitrage the
differences.  In fact, we think that exploiting the
differences between price and
intrinsic value is the essence of any investor's return
whether he is classified as
a growth or value investor.
     So how do the frequently used terms "value" and
"growth" fit into the
picture?
     A fisherman embarks on a fishing trip.  He has a
choice between two ponds
to fish.   The Growth Pond is very attractive, easily
accessible and well known.
Many fishermen fish in the Growth Pond.   To get
to the Value Pond, he must
go through underbrush and wade through a swamp.
The pond itself is not as
attractive as the Growth Pond.   Few seek out the
Value Pond.
     If our fisherman wants to eat well where does he
go?  Unless he has unusual
talents-like billionaire investor Warren Buffett--he
should probably go to the
Value pond.
     Can one find discrepancies between price and
intrinsic value in the Growth
pond?  Of course, it's just likely to be more difficult
if everyone is trying to fish
in the same pond.
     Do we want growth?  You bet.  But the course
we adhere to is buying with a
margin-of-safety.

		3



Value and Growth Distinctions
Here are some of the distinctions between growth
and value:
     Value investors typically look for companies
with low prices to earnings,
bookvalues, cashflow and sales.   To the value
investor, each of these
characteristics is a clue to a potentially good stock.
By buying cheap stocks, the
value investor is really increasing his odds of
getting stocks selling below their
intrinsic value, i.e. he is getting stocks with a
margin-of-safety.
       Value investors tend to look at what is rather
than what will be.  Growth
investors are intuitive while value investors are
more quantitative.
       The value investor wants "hard" data-ratios,
measurements and the like,
while the growth investor tends to rely on "soft"
data-estimates, qualitative
data.
       The byword of value investing is cheap.  For
growth investing it's quality.

Their shortcomings
As you might expect, each method introduces
different decision mistakes.
Value investors with their emphasis on "cheap"
sometimes get what they pay
for-a cheap, lousy company going nowhere fast.
Growth investors with their
emphasis on "quality" frequently pay too much.  If
the quality falls short of
expectations, prices get hammered.
      However, with their focus on "cheap" the
evidence suggests that value
investors are more likely than growth investors to
buy with a margin of safety.
That's why value investing has historically produced
higher returns.  We can
identify 50 to 60 studies which indicate some form
of value investing is more
likely to lead to superior returns than some form of
growth investing.   We have
seen no study that shows that growth investing will
lead to higher returns.

			4


Generally, the premium of value over growth runs at least 3% and, depending how rigorous the definitions, can run in excess of 8%.
     Those are big, big differences.

So, why isn't everyone doing it?
The logical question-if value is so good, why doesn't everyone invest that way?
     Maybe, we think, because it's too difficult, too uncomfortable. Perhaps too, investors have embraced the falsehoods that high growth equals high profits, and high quality equals high profits.
     You've seen and perhaps read the book, In
Search of Excellence: Lessons
from America's Best Run Companies.
      The authors identify six financial measures to rate each company:
compound asset growth; compound equity growth;
average return on sales, total
capital and equity.
      Any financial analyst will tell you these measures clearly identify excellent companies. Where most investors err is to assume excellent companies make excellent investments. They don't.
      Barry Bannister in a follow up study of the 62 companies cited in In Search of Excellence found that the stock performance of the excellent companies underperformed the S&P 500 over the next 10 years. But what most investors find remarkable is that the "unexcellent" companies-the companies that scored the worst on all measures of excellence-significantly outperformed the
S&P 500 Index. In fact, the unexcellent companies exceeded the returns of the excellent companies in 8 out of 10 periods.
      In short, the value phenomenon persists because it's counterintuitive. It requires patience in a non-patient world. It requires an ability to accept

			5


apparent uncertainty in a world that craves certainty. Value investing is uncomfortable investing. And that is why value investing will likely work for another fifty years.

Is That Where My Money is Going?
Are we investing your funds in unexcellent companies? No. It's not the unexcellent companies that produced the return, but the fact that their savorless nature causes them to sell in the marketplace with a big margin of safety. The real source of return in unexcellent companies is the big discrepancy between their intrinsic value and their prices.

Abandon Growth?
If value investing is so compelling, do we abandon growth altogether?
      We don't think so. Billionaire Warren Buffett was a value investor. Now he is a growth investor. Says Buffett: "In our opinion, the two approaches are joined at the hip: Growth is always a component in the calculation of value".
The bottom line for Buffett and any good investor is getting much more than you give, or getting that margin-of-safety.

Our Strategy
Successful investors make the fewest errors.
Growth is good, not bad.
Excellence is good, not bad. But it's not just what you get, but what you give that makes an investment. Generally, but not always, high growth, excellent companies sell with little to no margin-of-safety.
That's why we almost always
do our fishing in the Value pond.
     Our approach to making fewer errors can be described as testing, testing, testing. We try not to assume, but test, and then adhere to a highly structured,

			6


quantitative strategy. We want a combination of growth, profitability, and balance sheet that, when combined with price, produces a high return stock.
The result is often growth stocks few have ever heard of selling at value prices.
     In Greek mythology, the story is told of the Sirens. They sang so beautifully that sailors who sailed near their shores were pulled off course to shipwreck and death.
     Investing has many Siren songs. The Siren songs of growth and excellence are but two of many. The father of Value Investing, Benjamin Graham, had it right so many years ago. It's not value or growth, but margin-of-safety and the discipline to stay the course that makes for investment success.

Investment Policy. We're frequently asked what the market will do. We wish we knew, but don't have a clue. Nor does anyone else really. Rather than worry about "the market", we believe we can add the most value to our fund by constantly searching for undervalued stocks.
Interestingly, we do not feel that
we must "reach" to find good investments. In other words, the margin-of-safety in the stocks we are buying look little different than they did in 1989.
We don't know what implication that has for the market, but it strikes us as having favorable implications for your wealth.

Respectfully submitted,
Mark A. Coffelt, CFA
Chief Investment Officer

In any of the discussions of performance in this report, shareholders should keep in mind that past performance may not be indicative of future performance.

			7




 Hypothetical Illustration of $10,000 Invested in the S&P 500
Index and the Russell 2000 Index vs. The Value & Growth Portfolio

                   11/06/95  Dec-95   	Mar-96     	Jun-96    Sep-96  Nov 20-96

V&G Portfolio      $9700    $9641      $9486       $10215     $10,807	  $11,952
S&P 500	           $10,000  $10,465    $11,023     $11,517    $11,877 	 $12,944
Russell 2000       $10,000  $10,430    $10,919     $11,442    $11,434   $11,472

This chart compares a hypothetical investment of $10,000 between the Value & Growth Portfolio and two indices considered representative of the market. The maximum 3% sales charge is applied to the Fund as are management fees and transaction costs. Neither index has any costs associated with it, nor is it possible to invest in the indices as shown.
The S&P 500 Index represents primarily large capitalization companies, while the Russell 2000 represents primarily smaller companies. The Advisor believes the Fund profile is currently closer to the Russell 2000 than the S&P 500.
The performance shown represents past
performance and is not a guarantee of future results.
The Fund's share price
and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.


Value & Growth Portfolio Returns


Total Return  Annual Return
Inception to 9-30-96      11.40%
Inception to 11-20-96	    23.18%               22.26%

Returns assume the reinvestment of all
distributions. Including the cost of the maximum sales charge of 3%, the total returns would have been 8.16% and 19.57%, respectively. Inception was 11-06-95.

Price/Earnings*      Price/Bookvalue*
Value & Growth Portfolio	      	 11.5X 		  	2.4x
Average Growth Fund	           	 25.8X		  	 4.7x
Average Aggressive Growth Fund   34.1X			   6.2x
Average Small Company Fund       28.2X			   4.5x

*Ratios for average funds from latest Morningstar and may not be exactly comparable to the Value &
Growth Portfolio.

Value & Growth Portfolio
Portfolio of Investments
For the Period Ending September 30th 1996

Short-Term 		Principal	Issues		Value ($)	% net
Investments - 1.3%	Amount						assets

Bank of Boston -		  15,854		Repurchase 	  15,854		 1.3
					Agreement
					(Collateralizrd
					by U.S. Treasury
					Notes,
First Boston)

Total Cash & 	  15,854		 1.3
Cash Equivalents


Common Stocks - 98.7%			Shares

Aerospace/Defense	 3000		United Industrial	  17,250		  1.4

Auto Parts		 900		Borg-Warner	  31,950		  2.5

 1300		Excel		  21,613		  1.7

  53,563		  4.2

Banks			 300		Citicorp		  27,188		  2.2

 772		Bank of 		  22,678		  1.8
New York

 1000		City National	  18,125		  1.4

  67,991		  5.4

Banks: Canadian		 5000		National Bank 	  45,000		  3.6
of Canada

 1700		Hees International  20,468	  1.6

   65,468	  5.2

Building Materials	 3000		Jannock Ltd.	   34,219	  2.7

Cement & Aggregates	  600		Medusa		   18,450	  1.5

Computer & Peripherals     500		Compaq*	   32,063	  2.5

 400		Adaptec*	   24,000	  1.9

 500		Western Digital*	   20,062	  1.6

 900		Gateway 2000*	   43,087	  3.4

 1,270		Stratus*		   25,083	  2.0

  144,295	  11.4

				8


Diversified Company	3,697		Gilbert		    44,826	  3.6

  400		Raychem	    30,000	  2.4

    74826	  6.0

Electronics		 1,700		Cubic		    33,150	  2.6

   300		CTS Corp.	    12,638	  1.0

   700		Augat		    14,875	  1.2

    60,663	  4.8

Financial Services	  3000		Power Corp.	    52,770	  4.2

    600		Travelers	     29475	  2.3

    900		Countrywide
Credit		     23063	  1.8
		    	    400		First USA 	     22150	  1.8

 1,800		Transmedia
Network		     10575	  0.8

    120		Dean Witter
Discover	      6600	  0.5

   144633	  11.5

Home Furnishings	1,100		La-Z-Boy	     33137	  2.6

Machinery:
Construction/Mfg.	2500		Global Industrial
Technology *	     45937	  3.6

Manufactured
Housing/RV		3160		Coachmen	     81370	  6.4

1500		Thor		     35812	  2.8

     117182	  9.3

Medical Supplies		1200		Bio-Rad*	       34500	  2.7

Oilfield
Services/Equipment	2,000		Daniel 		       25500	  2.0

Precision Instruments	  600		Tektronix	       24525	  1.9

Recreation		1200		Quiksilver*	       30000	  2.4


					9


Restaurant		  350		Sbarro		        9056	  0.7

Retail:  Specialty		2000		Dress Barn*	      21750	  1.7

Securities Brokerage	2000		Inter-Regional
Financial	      64750	  5.1

 965		Alex Brown	      55849	  4.4

1180		Raymond James	      28615	  2.3

  300		Merrill Lynch	      19687	  1.6

  700		Quick & Reilly	      18550	  1.5

     187451	14.9

Toiletries/Cosmetics	2400		Helen of Troy*	       36000	  2.9

Total Common Stocks					      1246396	  98.7
(Cost $1,126,288)

      Total
      Investment
      							      Portfolio	    1,262,250

     Other Assets
     Less
     Liabilities	         -9,869

     Net Assets -
     100%	     1,252,381

    (Applicable to
       112,258
    							       shares
     outstanding)

*Non-Income Producing Security

At September 30, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $1,126,288 was as follows:

Gross unrealized appreciation                        148,921
Gross unrealized depreciation                        (28,813)
Net unrealized appreciation                            120,108

Statement of Assets and Liabilities for the Period Ending September
30th 1996

Assets:					  $1,246,396
Investments at Market Value,
(Identified Cost $1,126,288)
(Note 1-A)

Cash					          15854
Dividends  and Interest Receivable		              851
Total Assets				     1,263,101

Liabilities:
Payable for securities purchased			9808
Accrued Expenses				912
Total Liabilities				         10,720

Net Assets				    $1,252,381
(Applicable to 112,528 shares outstanding,
$.001 par value, unlimited
shares authorized)

Net Asset Value and
Repurchase Price per Share		    $11.13

Maximum Offering Price per Share	    $11.46
(100/97 of net asset value)
Net Assets
At September 30, 1996,
net assets consisted of:
Paid-in Capital				   $1107396
Accumulated net realized
gains on investments			       24,877
Unrealized appreciation of investments	      120108
   $1252381

Statement of Operations
November 6, 1995 (Commencement of Operations) to September 30, 1996

Investment Income
Income

Dividends						  $10,957
Interest							      1,891

Total Investment Income					    12,848

Expenses
Advisory fee (Note 2)					      7,588
Distribution fees						      2,544
Administration Fees					      6,606

Total Expenses						    16,738
Net Investment (Loss)					    (3,890)
Realized and Unrealized Gain on Investment
  Net Realized gain from security transactions 		    28,969
Increase in unrealized appreciation of
investments 						  120,108

Net realized and unrealized gain on investments		  149,077

Net Increase in Net Assets Resulting from
Operations						 $145,187

Statement of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS
FROM
Operations:
Net Investment Loss					  (3,890)
Net Realized gain (Loss) on investments 		  	  28,969
Increase in unrealized appreciation of
investments 						120,108

Net Increase in Net Assets from Operations			145,187

Distributions to Shareholders
Net Realized gains					     (202)
Capital Share Transactions (a)
          Increase in net assets resulting
          from capital share transactions			 1,007,396
Total increase in net assets				 1,152,381

Net Assets
Beginning of Period					    100,000
End of Period						 1,252,381
(a) Summary of capital share activity follows:
  Shares	      Value

Shares Sold					115,274	   1,143,762
Distributions Reinvested				         20             202
Shares Redeemed					 (12,766)    (136,568)
Net Increase 					 102,528   1,007,396


				13

Value & Growth Portfolio
Financial Highlights

Per Share Operating Performance
Net asset value, beginning of period		  10.00

Income from investment operations:
Net investment income (loss)			          (.03)
Net Realized and unrealized gain on
investments					                         1.17

Total from investment operations			      1.14
Less Distributions from
Net capital gains					                   (.01)

Net Asset Value end of period			        11.13

Total Return					                       11.40%

Ratios/ Supplemental Data
Net Assets -- End of Period ($000)			   1,252
Ratios to average net assets
Expenses					                           2.20% (a)
Net investment income (loss)			         (.51)% (a)
Portfolio Turnover				                   148%
Average Commissions per Share			         $.08

(a)Annualized

To the Shareholders and Board of Directors
Texas Capital Value Funds, Inc.
Value & Growth Portfolio

We have audited the accompanying statement of assets and liabilities of Value
& Growth Portfolio (the "Fund"), a series of shares of Texas Capital Value
Funds, Inc., including the portfolio of investments, as of September 30, 1996, and the related statements of operations and changes in net assets, and the financial highlights for the period November 6, 1995 (commencement of operations) to September 30, 1996. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Value &
Growth Portfolio of the Texas Capital Value Funds,
Inc. as of September 30,
1996, the results of its operations, the changes in its net assets and the financial highlights for the period November 6, 1995 to September 30, 1996 in conformity with generally accepted accounting principles.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
November 1, 1996


September 30, 1996

(1)  ORGANIZATION AND SUMMARY OF
SIGNIFICANT
ACCOUNTING POLICIES

Texas Capital Value Funds, Inc. was incorporated on June 26, 1995 as a Maryland Corporation and is registered under the Investment Company
Act of 1940 as a non-diversified, open-end management investment company. The Value & Growth Portfolio (the
"Fund"), a series of the
Texas Capital Value Funds, Inc., began investment operations on
November 6, 1995. The Fund's investment objective is capital appreciation, with income a secondary consideration. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation - Portfolio securities that are listed on national securities exchanges or the NASDAQ National
Market System are
valued as of the close of business of the exchange on each business day which that exchange is open (presently 4:00pm
Eastern time).  Unlisted
securities that are not included in such System are valued at the mean of the quoted bid and asked prices in the over-the-counter-market.
Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the
Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors. Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

B. Income Taxes - The Fund intends to continue to qualify for the tax treatment applicable to regulated investment companies under the
Internal Revenue Code and to make the requisite distributions to shareholders which will be sufficient to relieve the Fund from income and excise taxes.

C.  Securities Transactions, Investment Income and
Other - Securities
transactions are recorded on the next business date after trade date.
Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

D. Accounting Estimates - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period.
Actual results could differ from those estimates.

2.  TRANSACTIONS WITH AFFILIATES

Investment Advisory and Administrative
Agreements
The Fund has an investment advisory agreement with the Advisor, pursuant to which the Advisor receives a fee, computed daily, at an annual rate of
1.0% of the average daily net assets.

The Advisor provides continuous supervision of the investment portfolio and pays the cost of compensation of the officers of the Fund, occupancy and certain clerical and administrative costs involved in the day to day operations of the Fund.

Under the investment advisory agreement, if the aggregate expenses of the
Fund (including the fees to the Advisor but excluding taxes, interest, brokerage fees and commissions, distribution fee and extraordinary expenses) exceed the limitations imposed by state securities administrators, the Advisor, at its option, may reduce its fee by the amount of such excess.

In addition, the Advisor is acting as the administrator to the Fund. For these services, the Advisor receives a fee, computed daily at an annual rate of .70% of the average daily net assets. The administrator's fee was reduced from .90% to .70%, effective August 28, 1996.

Transactions with the Distributor
Choice Investments, Inc., the Company's
Distributor, was paid $4,111 in
commissions for executing Fund transactions.

Distribution Agreement and Plan
The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the
1940 Act under which the Company contracts with registered broker-dealers and their agents to distribute shares of the Fund. The distribution fee was reduced from .35% to .25%, effective
August 28, 1996.  For the
period ending September 30, 1996, the amount paid to the Distributor was
$2,544.

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3.	PURCHASES AND SALES OF
SECURITIES
For the period ended September 30, 1996, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were
$2,337,372 and $1,240,053, respectively.

4.	FEDERAL INCOME TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue
Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Therefore, no federal income tax provision is required.

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